Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE
20.	EARNINGS PER SHARE

(a)	Basic

Basic earnings (loss) per share are calculated by dividing net income (loss) attributable to equity holders of the Company by the weighted average number of common shares outstanding as follows:

For the year ended December 31	2025	2024

Net loss	$(49,858,355)	$(26,948,922)
Weighted average number of common shares outstanding	85,322,944	68,401,442
Basic net loss per common share	$(0.58)	$(0.33)

(b)	Diluted

The Company incurred a net loss for the year ended December 31, 2025 and 2024; therefore, all outstanding stock options and share warrants have been excluded from the calculation of diluted loss per share since the effect would be anti-dilutive.